                                                                     Exhibit 21

                                                                                       ORGANIZATION CHART - AS AT APRIL 15, 1999
COMPANY                                                                                     OWNERSHIP               JURISDICTION

Philip Services Corp.                                                                                                    Ontario
        2766906 Canada Inc.                                                                      100%                     Canada
        721646 Alberta Ltd.                                                                      100%                    Alberta
        Arc Dust Processing (Barbados) Limited                                                   100%                   Barbados
        Allwaste of Canada Ltd.                                                                  100%                    Ontario
               Caligo Partnership                                                                 90%                    Ontario
               Caligo Reclamation Ltd.                                                           100%                    Ontario
                      Caligo Partnership                                                          10%                    Ontario
        Cecatur Holdings                                                                           1%                    Ireland
               Philip Services (Delaware) L.L.C.                                                 100%                   Delaware
        Luntz Corporation                                                                         80%                   Delaware
               Luntz Acquisition (Delaware) Corporation                                          100%                   Delaware
                      21st Century Environmental Management, Inc.                                100%                   Delaware
                             21st Century Environmental Management, Inc. of Nevada               100%                     Nevada
                             21st Century Environmental Management, Inc. of Puerto Rico          100%                   Delaware
                             21st Century Environmental Management, Inc. of Rhode                100%               Rhode Island
                             Island
                             Chemical Pollution Control, Inc. of Florida                         100%                    Florida
                             Chemical Pollution Control, Inc. of New York                        100%                   New York
                             Northland Environmental, Inc.                                       100%                   Delaware
               RESI Acquisition (Delaware) Corporation                                           100%                   Delaware
                      Chem-Freight, Inc.                                                         100%                       Ohio
                      Republic Environmental Recycling (New Jersey), Inc.                        100%                 New Jersey
                      Republic Environmental Systems (Pennsylvania), Inc.                        100%               Pennsylvania
                      Republic Environmental Systems (Technical Services Group), Inc.            100%                 New Jersey
                      Republic Environmental Systems (Transportation Group), Inc.                100%               Pennsylvania
        Philip Enterprises Inc./Les Entreprises Philip Inc.                                      100%                    Ontario
               1195613 Ontario Limited                                                           100%                    Ontario
               1233793 Ontario Inc.                                                              100%                    Ontario
               2842-7979 Quebec Inc.                                                             100%                     Quebec
               800151 Ontario Inc.                                                               100%                    Ontario
               842578 Ontario Limited                                                            100%                    Ontario
               912613 Ontario Ltd.                                                               100%                    Ontario
               Cecatur Holdings                                                                   99%                    Ireland
                      Philip Services (Delaware) L.L.C.                                          100%                   Delaware
               Fercyco & Partners                                                                 33%
               Fercyco Incorporated                                                               50%                    Ontario
                      Fercyco & Partners                                                          33%
               Fers et Meteaux Recycles Ltd.                                                      50%                     Quebec
               K-Scrap Resources Inc.                                                             42%                    Ontario
               Luntz Corporation                                                                  19%                   Delaware
               Phencorp International Finance Inc.                                               100%                    Ireland
               Phencorp International B.V.                                                       100%                Netherlands
                      Philip Services (Netherlands) B.V.                                         100%                Netherlands
                      (formerly Philip Services (Netherlands) B.V.)
                             P.S.C. Philip Services Iberica, S.L.                                100%                      Spain
               Philip Services (Europe) Limited                                                  100%                       U.K.
                      Allied Metals Limited                                                      100%                       U.K.
                      Arc Dust processing (UK) Limited                                            33%                       U.K.
                      B.M. Metals (Recycling) Ltd.                                               100%                       U.K.
                      Bath Reclamation (Avonmouth) Co. Limited                                   100%                       U.K.
                      Blackbushe Limited                                                         100%                       U.K.


                                                                                       ORGANIZATION CHART - AS AT APRIL 15, 1999
COMPANY                                                                                     OWNERSHIP               JURISDICTION

                             Blackbushe Metals (Western) Limited                                 100%                       U.K.
                                    Elliott Metal Company Limited                                100%                       U.K.
                                    Southern Hauliers Limited                                    100%                       U.K.
                                    T.C. Fraser Metals Limited                                    75%                       U.K.
                      Cardiff Facility Company Limited                                            50%                       U.K.
                      E. Pearse (Holdings) Limited                                               100%                       U.K.
                             E. Pearse & Co. Limited                                             100%                       U.K.
                                    C. Phillip and Sons (Bristol) Limited                        100%                       U.K.
                                    Mayer Pearse Limited                                         100%                       U.K.
                             Widsite Limited                                                     100%                       U.K.
                      Philip Cardiff Facility Company Limited                                     50%                       U.K.
                      Philip Metals (Europe) Limited                                             100%                       U.K.
               Philip Services (Delaware), Inc.                                                  100%                   Delaware
                      Philip Industrial Services (USA), Inc.                                     100%                      Texas
                             Cousins Waste Control Corporation                                   100%                       Ohio
                             (formerly Cousins Waste Control Corporation)
                             Nortru Inc.                                                         100%                   Michigan
                                    Allworth Inc.                                                100%                    Alabama
                                    Chemical Reclamation Service, Inc.                           100%                      Texas
                                           Philip Reclamation Services, Houston, Inc.            100%                      Texas
                                           (formerly Philip Reclamation Services,
                                           Houston, Inc.)
                                           Southeast Environmental Services, Inc.                100%                      Texas
                                    CyanoKEM, Inc.                                               100%                   Michigan
                                    Nortru, Ltd.                                                 100%                    Ontario
                                    Philip MPS Industrial Services, L.L.C.                        51%                   Delaware
                                    Rho-Chem Corporation                                         100%                 California
                                    Sessa, S.A. de C.V.                                          100%                     Mexico
                                    ThermalKEM, Inc.                                             100%                   Delaware
                             Philip Environmental of Idaho Corporation                           100%                   Delaware
                             (formerly Philip Environmental of Idaho Corporation)
                             Philip Environmental Washington Inc.                                100%                 Washington
                                    Burlington Environmental Inc.                                100%                   Delaware
                                           Burlington Environmental Inc.                         100%                 Washington
                                           (formerly Chemical Processors Inc.)
                                                  Resource Recovery Corporation                  100%                 Washington
                                                  Termco Corporation                             100%                 Washington
                                                         Gasoline Tank Service Company           100%                 Washington
                                                         Inc.
                                           Philip Environmental Services Corporation             100%                   Missouri
                    (formerly Burlington Environmental Inc.)
                                           Solvent Recovery Corporation                          100%                   Missouri
                             Philip Industrial Services Group, Inc.                              100%                   Delaware
                             (formerly Allwaste, Inc.)
                                    ALRC, Inc.                                                   100%                   Delaware
                                    APLC, Inc.                                                   100%                   Delaware
                                    Allwaste Asbestos Abatement Holdings, Inc.                   100%                   Delaware
                                    (formerly Combined Waste Services, Inc.)
                                    Allwaste Asbestos Abatement, Inc.                            100%                   Delaware
                                           Allwaste Asbestos Abatement of New England,           100%              Massachusetts
                                           Inc.
                                           Oneida Asbestos Removal, Inc.                         100%                   New York
                                                  Oneida Asbestos Abatement, Inc.                100%                   Delaware
                                    Allwaste Tank Cleaning, Inc.                                 100%                    Georgia
                                    (formerly Atlanta Truck Wash)
                                           Allwaste Railcar Cleaning, Inc.                       100%                   Delaware


                                                                                       ORGANIZATION CHART - AS AT APRIL 15, 1999

COMPANY                                                                                     OWNERSHIP               JURISDICTION

                                           Allwaste Recovery Systems, Inc.                       100%                    Georgia
                                           (formerly Allwaste Services of Georgia, Inc)
                                                  Georgia Recovery Systems                         7%                    Georgia
                                                  GRS/Lake Charles, Ltd.                          50%                  Louisiana
                                                         Georgia Recovery Systems                 92%                    Georgia
                                           GRS/Lake Charles, Ltd.                                 50%                  Louisiana
                                                  Georgia Recovery Systems                        92%                    Georgia
                                    Caligo Reinigungages m.b.H.                                  100%                    Austria
                                    Philip Environmental Services, Inc.                          100%                   Delaware
                                    (formerly Allwaste Environmental Services, Inc.)
                                           Ace/Allwaste Environmental Services of                100%                   Illinois
                                           Indiana, Inc.
                                           (formerly Ace Power Rodding Corporation)
                                           All Safety and Supply, Inc.                           100%                      Texas
                                           (formerly Wildwood Sporting Goods &
                                           Taxidermy, Inc.)
                                           AllScaff, Inc.                                        100%                  Tennessee
                                           (formerly Southern Scaffold, Inc.)
                                           Allwaste Environmental Services/North                 100%                   Illinois
                                           Central, Inc.(ILLINOIS CORP - FOR UNION
                                           PURPOSES ONLY)
                                           Allwaste Servicios Industriales de Control             60%                     Mexico
                                           Ecologico S.A. de C.V.
                                           Allwaste Tank Services S.A. de C.V.                    60%                     Mexico
                                           Allwaste Texquisition Inc.                            100%                      Texas
                                           (formerly Allwaste Texquisition, Inc.)
                                           BEC/Philip, Inc.                                      100%                    Alabama
                                           (formerly BEC/Philip, Inc.)
                                           Caligo de Mexico, S.A. de C.V.                         99%                     Mexico
                                           Industrial Construction Services Co., Inc.            100%                    Alabama
                                           (formerly Coal Construction, Inc.)
                                           James & Luther Services, Inc.                         100%                   Delaware
                                                  Allwaste Services of El Paso, Inc.             100%                   Delaware
                                           Jesco Industrial Service, Inc.                        100%                   Kentucky
                                           Philip Automotive, Ltd.                               100%               Pennsylvania
                                           (formerly Philip Automotive, Ltd.)
                                                  Deep Clean, Inc.                               100%                   Michigan
                                           Philip Services Hawaii, Ltd.                          100%                     Hawaii
                                           (formerly Allwaste of Hawaii, Ltd.)
                                           Philip Industrial Services of Texas, Inc.             100%                      Texas
                                           (formerly Allwaste Services of Port Arthur,
                                           Inc.)
                                           Philip Services/Louisiana, Inc.                       100%                  Louisiana
                                           (formerly Allwaste Services of New Orleans)
                                           Philip Mid-Atlantic, Inc.                             100%                   Maryland
                                           (formerly Clean America, Inc.)
                                           Philip Services/Missouri, Inc.                        100%                   Delaware
                                           (formerly Philip Services/Missouri, Inc.)
                                           Philip Services/Mobile, Inc.                          100%                    Alabama
                                           (formerly Philip Services/Mobile, Inc.)
                                           Philip Services/North Atlantic, Inc.                  100%                   Delaware
                                           (formerly Allwaste Environmental
                                           Services/North Atlantic, Inc.)
                                           Philip Services/North Central, Inc..                  100%                       Iowa
                                           (formerly Allwaste Environmental
                                           Services/North Central, Inc.)
                                           Philip Services/Ohio, Inc.                            100%                       Ohio
                                           (formerly Allwaste Environmental Services
                                           of Ohio, Inc.)
                                           Philip Oil Recycling, Inc.                            100%               North Dakota
                                           (formerly Oil Recycling, Inc.)
                                           Philip Services/Oklahoma, Inc.                        100%                   Oklahoma
                                           (formerly Allwaste Environmental Services
                                           of Oklahoma, Inc.)
                                           Philip Plant Services, Inc.                           100%                   Delaware


                                                                                       ORGANIZATION CHART - AS AT APRIL 15, 1999
COMPANY                                                                                     OWNERSHIP               JURISDICTION

                                           (formerly Allwaste Intermountain Plant
                                           Services, Inc.)
                                           Philip Scaffold Corporation                           100%                   Colorado
                                           (formerly AllScaff, Inc.)
                                           Philip Services/Atlanta, Inc.                         100%                    Georgia
                                           (formerly Philip Services/Atlanta, Inc.)
                                           Philip Services/Southwest, Inc.                       100%                    Arizona
                                           (formerly Philip Services/Southwest, Inc.)
                                           Philip Services South Central, Inc..                  100%                   Colorado
                                           (formerly Allwaste Environmental
                                           Services/South Central, Inc.)
                                           Philip West Industrial Services, Inc.                 100%                 California
                                           (formerly Industrial Hydro-Chem Services,
                                           Inc.)
                                                  Philip Transportation and                      100%                 California
                                                  Remediation, Inc.
                                                  (formerly Allwaste Transportatin and
                                                  Remediation, Inc.)
                                           Philip/J.D. Meagher, Inc.                             100%              Massachusetts
                                           (formerly Philip/J.D. Meagher, Inc.)
                                           Philip/Whiting, Inc.                                  100%                   Delaware
                                           (formerly Philip/Whiting, Inc.)
                                    PSC Enterprises, Inc.                                        100%                   Delaware
                                           Allies Staffing, Inc.                                 100%                   Delaware
                                                  Allies Staffing Ltd.                           100%                    Ontario
                                           Allquest Capital, Inc.                                100%                   Delaware
                                           Allquest Compression Services L.L.C.                   50%                   Delaware
                                           HydroServe Westlake, L.L.C.                            50%                   Delaware
                             Philip ST, Inc.                                                     100%                      Texas
                             (formerly Serv-Tech, Inc.)
                                    Philip Chemisolv Holdings, Inc.                              100%                   Delaware
                                    (formerly Philip Chemisolv Holdings)
                                           Chemisolv Limited                                     100%                       U.K.
                                                  Nutrisolv Ireland Ltd.                         100%
                                           Philip Chemi-Solv, Inc.                               100%                      Texas
                                           (formerly Philip Chemi-Solv, Inc.)
                                    DM Acquisition Corporation                                   100%                     Nevada
                                           Delta Maintenance, Inc.                               100%                  Louisiana
                                    Dotspec Ltd.                                                 100%                       U.K.
                                    Industrial Services Technologies, Inc.                       100%                   Colorado
                                           Advanced Environmental Systems, Inc.                  100%                   Colorado
                                                  Advanced Energy Corporation                    100%                   Colorado
                                                         International Catalyst, Inc.            100%                     Nevada
                                           IST Holding Corp.                                     100%                   Colorado
                                                  Chem-Fab, Inc.                                 100%                      Texas
                                                  Piping Holdings Corp.                          100%                   Oklahoma
                                                         Piping Companies, Inc.                  100%                   Oklahoma
                                                  Piping Mechanical Corp.                        100%                   Colorado
                                                         Hydro-Engineering & Service,            100%                      Texas
                                                         Inc.
                                    Mac-Tech, Inc.                                               100%                      Texas
                                           Serv-Tech de Mexico, S. de R.L.                        95%                     Mexico
                                           Serv-Tech Mexicana, s. de R.L.                         95%                     Mexico
                                                  Serv-Tech de Mexico, S. de R.L.                  5%                     Mexico
                                    Petrochem Field Services de Venezuela, S.A.                   70%                  Venezuela
                                    Philip Enterprise Service Corporation                        100%             North Carolina
                                    (formerly Philip Enterprise Service Corporation)
                                    Philip Mechanical Services of Louisiana, Inc.                100%                  Louisiana
                                    (formerly Philip Mechanical Services of Louisiana,
                                    Inc.)
                                    Philip Refractory and Corrosion Corporation                  100%                     Nevada
                                    (formerly Hartney Industrial Services Corporation)



                                                                                       ORGANIZATION CHART - AS AT APRIL 15, 1999
COMPANY                                                                                     OWNERSHIP               JURISDICTION

                                           Hartney Corporation                                   100%                     Nevada
                                                  Philip Corrision Services, Inc.                100%                     Nevada
                                                  (formerly Philip Refractory
                                                  Services, Inc.)
                                                  Total Refractory Systems, Inc.                 100%                     Nevada
                                                  United Industrial Materials, Inc.              100%                     Nevada
                                           Philip Refractory Services, Inc.                      100%                     Nevada
                                    (formerly Philip Refractory Services, Inc.)
                                    Philip ST Piping, Inc.                                       100%                      Texas
                                    (formerly Philip ST Piping, Inc.)
                                    Philip Technical Services, Inc.                              100%                      Texas
                                    (formerly Philip Technical Services, Inc.)
                                    Philip/SECO Industries, Inc.                                 100%                  Louisiana
                                    (formerly Philip/SECO Industries, Inc.)
                                           TIPCO Acquisition Corp.                               100%                      Texas
                                    PRS Holding, Inc.                                            100%                      Texas
                                           Philip Petro Recovery Systems, Inc.                   100%                      Texas
                                           (formerly Philip Petro Recovery Systems,
                                           Inc.)
                                    Serv-Tech EPC, Inc.                                          100%                     Nevada
                                           Petrochem Field Services de Venezuela, S.A.            30%                  Venezuela
                                           Serv-Tech Construction and Maintenance, Inc.          100%                      Texas
                                           (formerly Serv-Tech EPC-Houston, Inc.)
                                           Serv-Tech Engineers, Inc.                             100%                  Louisiana
                                                  F.C. Schaffer & Associates, Inc.               100%                  Louisiana
                                                  (formerly F.C. Schaffer &
                                                  Associates, Inc.)
                                    Serv-Tech Europe GMBH                                        100%                    Germany
                                           Refinery Maintenance International Limited            100%                       U.K.
                                    Serv-Tech International Sales, Inc.                          100%             Virgin Islands
                                    Serv-Tech Mexicana, s. de R.L.                                 5%                     Mexico
                                           Serv-Tech de Mexico, S. de R.L.                         5%                     Mexico
                                    Serv-Tech of New Mexico, Inc.                                100%                 New Mexico
                                    Serv-Tech Services, Inc.                                     100%                      Texas
                                    Serv-Tech Sudamericana, S.A.                                  98%                  Venezuela
                                    ServTech Canada, Inc.                                        100%                     Canada
                                           ST Delta Canada                                       100%                    Ontario
                                    Terminal Technologies, Inc.                                  100%                      Texas
                             RMF Global, Inc.                                                    100%                       Ohio
                             (formerly Philip Environmental Services Acquisition
                             Corporation)
                                    RMF Industrial Contracting, Inc.                             100%                   Michigan
                                           RMF Environmental, Inc.                               100%                       Ohio
                      Philip Metals (USA), Inc.                                                  100%                       Ohio
                             D & L, Inc.                                                         100%               Pennsylvania
                             Intermetco US Inc.                                                  100%                   Michigan
                                    Butco Inc.                                                   100%                   New York
                                           Alltift Inc.                                           50%                   New York
                             Intermetco USA Ltd.                                                 100%                   New York
                                    Cappco Tubular Products USA, Inc.                            100%                    Georgia
                                    (formerly Cappco Tubular Products USA, Inc.)
                                    JW Ventures Inc.                                              50%                      Texas
                             Philip Metals Recovery (USA) Inc.                                   100%                    Arizona
                             (formerly Waxman Resources (USA) Inc.)
                                    Philip Metals (New York), Inc.                               100%                   New York
                                    (formerly Philip Metals (New York), Inc.)
                                    Philip Metals Inc.                                           100%                       Ohio
                                    (formerly Philip Metals (Ohio), Inc.)
                      Philip Services (Pennsylvania), Inc.                                       100%               Pennsylvania
               R&R Trucking Inc.                                                                  50%                    Ontario


                                                                                       ORGANIZATION CHART - AS AT APRIL 15, 1999
COMPANY                                                                                     OWNERSHIP               JURISDICTION


               Sablix Inc.                                                                       100%                     Quebec
        Phencorp Reinsurance Company Inc.                                                        100%                   Barbados
        Philip Analytical Services Corporation                                                   100%                    Ontario
        (formerly Barringer Laboratories Limited)
        Philip Environmental (Atlantic) Limited                                                  100%                Nova Scotia
        Philip Environmental (Elmira) Inc.                                                       100%                    Ontario
        (formerly 1008746 Ontario Inc.)
        Philip Environmental Services Limited                                                    100%                    Ontario
        (formerly Delsan Environmental Group Inc.)
               Delsan Aim Environmental Services Inc.                                             50%                     Quebec
               Delsan Cleveland Environmental Services Inc.                                       50%                     Canada
               Delsan Demolition Limited                                                         100%                    Ontario
               (formerly Delsan Contracting Limited)
               York Thomas Delsan Decommissioning Inc.                                            33%                    Ontario
        Philip Industries (Europe) Limited                                                       100%                       U.K.
        Philip Industrial Services (Europe) Limited                                              100%                       U.K.
        Philip International Development Inc.                                                    100%                   Barbados
               Philip Servicos Industriais Do Brasil Ltda                                         99%                     Brazil
               Recycomb S.A.                                                                      24%                  Argentina
               Resicontrol S.A.                                                                   25%                     Brazil
        Philip Investment Corp.                                                                  100%                    Ontario
        Philip Plasma Metals Inc.                                                                100%                    Ontario
        PSC (Europe) Limited                                                                     100%                       U.K.
        PSC/IML Acquisition Corp.                                                                100%
        Philip Utilities Management Corporation                                                   70%                    Ontario
               1242204 Ontario Inc.                                                              100%                    Ontario
                      Braemar Acres Limited                                                       90%                    Ontario
               Braemar Acres Limited                                                              10%                    Ontario
               Philip Utilities Management (Delaware) Corporation                                100%                   Delaware
                      Allwaste/NAL, Inc.                                                         100%                    Arizona
                      CDM Philip Inc.                                                             80%                 Washington
                      Enviroganics of Texas, Inc.                                                100%                      Texas
                      Madsen-Barr/Philip Utilities Management Corporation, Inc.                  100%                   Delaware
                      (formerly Madsen/Barr-Allwaste, Inc.)
                             Ridin Pipeline Services, Inc.                                       100%                    Florida
                      Philip Automated Management Controls, Inc.                                 100%                    Georgia
                      (formerly PAMC ANVIC Inc.)
                      Philip Utilities Management (Indiana) Corporation                          100%                    Indiana
                      Philip Utilities Management (Maine) Corporation                            100%                      Maine
                      Philip Utilities Management (Massachusetts) Corporation                    100%              Massachusetts
                      Philip Utilities Management (New Jersey) Corporation                       100%                 New Jersey
                             Utility Management & Engineering, Inc.                              100%                 New Jersey
                      Philip Utilities Management (Texas) Corporation                            100%                      Texas
                             Dittman-Merka Enterprises Inc.                                       75%                      Texas
                                    Southwest Utilities, Inc.                                    100%                      Texas
                                    Walker Water Works, Inc.                                     100%                      Texas
                             Utility Systems, Inc.                                               100%                      Texas
                      Philip Utilities Management (Louisiana)Corporation                         100%                  Louisiana
                             Magnolia Construction Company, Inc.                                 100%                  Louisiana
                      Trimax Residuals Management (USA), Inc.                                    100%                   Delaware
               Rockcliffe Research Management Inc.                                               100%                     Canada
               (formerly Radian Research Management)
               Thorburn Penny Limited                                                            100%                    Ontario
               (formerly 675359 Ontario Inc.)
               Trimax Residuals Management, Inc.                                                 100%                    Alberta


                                                                                       ORGANIZATION CHART - AS AT APRIL 15, 1999
COMPANY                                                                                     OWNERSHIP               JURISDICTION


               (formerly Trimax Residuals Management, Inc.)
               Uniflo Utilities Management Corporation                                           100%                     Canada
                      Construction et Pavage Nord Americain Ltee                                  51%                     Quebec
                             Canarehab Inc.                                                      100%                     Quebec
                      Uniflo Corporation                                                         100%                    Ontario
                      (formerly Uniflo Corporation)
                      Uniflo Pipeliners East Inc.                                                100%                    Ontario
                      Uniflo Sewer Services Inc.                                                 100%                    Ontario
               Uniflow Drain Services, Inc.                                                      100%                    Ontario
                      1291063 Ontario Inc.                                                       100%                    Ontario
        Recyclage d'Aluminium Quebec Inc./Quebec Aluminium Recycling Inc.                        100%                     Canada
                                                                                                  33%                   Delaware